Share-Based Payments	6 Months Ended
Jun. 30, 2025
Share-Based Payments [Abstract]
Share-based payments
7.	Share-based payments

The Corporation’s 2025 Equity Incentive Plan was formally adopted on April 22, 2025, with the objectives of fostering long-term corporate success, attracting and retaining high-caliber personnel, and aligning the interests of employees with those of the shareholders. The Plan encompasses a variety of equity grant options. In June 2025, under this scheme, a total of 284,481 Class A Ordinary Shares were granted to 21 individuals and a total of 37,955 Class B Ordinary Shares were granted to 1 employee, and vested immediately and the exercise price was $4.7425 per share on June 17, 2025. The expense recognized for share-based compensation for the six-month period concluding on June 30, 2025, amounted to $1,529,138. Detailed information regarding the issuance and vesting of common shares is provided below: